                                                Filed Pursuant to Rule 424(b)(3)
                                                      Registration No. 333-88971
                    4 3/4% Convertible Senior Notes due 2007 CUSIP No. 65332VAR4



                          NEXTEL COMMUNICATIONS, INC.


                 PROSPECTUS SUPPLEMENT DATED FEBRUARY 16, 2000
                      TO PROSPECTUS DATED DECEMBER 3, 1999

     The selling stockholders table on pages 21-24 of the prospectus, as amended, is hereby further amended to update the information regarding the following entity in the prospectus and its respective amount of 4 3/4% convertible senior notes due 2007.

                                   CONVERTIBLE NOTES               COMMON STOCK
                                   -----------------               ------------
                                PRINCIPAL      PRINCIPAL
                                AMOUNT OF      AMOUNT OF                    NUMBER OF
                               CONVERTIBLE    CONVERTIBLE     NUMBER OF      SHARES
NAME OF SELLING STOCKHOLDER    NOTES OWNED   NOTES OFFERED   SHARES OWNED    OFFERED
                               -----------   -------------   ------------  -----------
Allstate Insurance Company      $3,325,000     $3,325,000          0             0
